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                                                                EXHIBIT 10.18


                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT, dated as of October 26, 2001 (this "SECURITY AGREEMENT"), is made by Medical Staffing Network, Inc., a Delaware corporation (the "BORROWER"), Medical Staffing Holdings, LLC, a Delaware limited liability company (the "Parent"), each of the Domestic Subsidiaries of the Borrower (together with the Parent, individually a "GUARANTOR" and collectively the "GUARANTORS"; together with the Borrower, individually a "CREDIT PARTY", and collectively the "CREDIT PARTIES") and Bank of America, N.A., in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the lenders from time to time party to the Credit Agreement described below (the "LENDERS").

                                    RECITALS

      WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

      WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue Letters of Credit under the Credit Agreement that the Credit Parties shall have executed and delivered this Security Agreement to the Collateral Agent for the ratable benefit of the Lenders.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1.    DEFINITIONS.

            (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code (the "UCC") in effect in the State of New York on the date hereof are used herein as so defined: Accessions, Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Commingled Goods, Consumer Goods, Deposit Account, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Proceeds and Securities Intermediary Letter-of-Credit Rights, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper. For purposes of this Security Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Hedging Agreement with any Credit Party (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations).

            (b) In addition, the following terms shall have the following meanings:

            "COPYRIGHT LICENSES": any agreement, now existing or hereafter arising, providing for the grant by or to a Credit Party of any right under any Copyright including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "COPYRIGHTS": (i) all copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without

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      limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto, and (ii) all renewals thereof including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "PATENT LICENSE": all agreements, now existing or hereafter arising, providing for the grant by or to a Credit Party of any right to make, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "PATENTS": (i) all letters patent of the United States or any other country, now existing or hereafter arising, and all improvement patents, reissues, reexaminations, patents of addition, renewals and extensions thereof, including, without limitation, any thereof referred to in
      SCHEDULE 1.1(B) attached hereto, and (ii) all applications for letters patent of the United States or any other country, now existing or hereafter arising, and all provisionals, divisions, continuations and continuations-in-part and substitutes thereof, including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "TRADEMARK LICENSE": any agreement, now existing or hereafter arising, providing for the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "TRADEMARKS": (i) all trademarks, trade names, corporate names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, trade dress and service marks, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in
      SCHEDULE 1.1(B) attached hereto, and (ii) all renewals thereof including, without limitation, any thereof referred to in SCHEDULE 1.1(B) attached hereto.

            "WORK": any work of authorship which is subject to copyright protection pursuant to Title 17 of the United States Code or the applicable copyright laws of any other country.

      2. GRANT OF SECURITY INTEREST IN THE COLLATERAL. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in Section 4 hereof), each Credit Party hereby grants to the Collateral Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Credit Party in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "COLLATERAL"):

                        (a)   all Accounts;

                        (b)   all cash and Cash Equivalents;


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                        (c)   all Chattel Paper;

                        (d) those certain Commercial Tort Claims of such Credit
                  Party set forth on SCHEDULE 2(C) attached hereto;

                        (e)   all Copyrights;

                        (f)   all Copyright Licenses;

                        (g)   all Deposit Accounts;

                        (h)   all Documents;

                        (i)   all Equipment;

                        (j)   all Fixtures;

                        (k)   all General Intangibles;

                        (l)   all Instruments;

                        (m)   all Inventory;

                        (n)   all Investment Property;

                        (o)   all Letter-of-Credit Rights;

                        (p)   all Patents;

                        (q)   all Patent Licenses;

                        (r)   all Software;

                        (s)   all Supporting Obligations;

                        (t)   all Trademarks;

                        (u)   all Trademark Licenses;

                        (v) all books, records, ledger cards, files,
                  correspondence, computer programs, tapes, disks, and related data processing software (owned by such Credit Party or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

                        (w) all other personal property of any kind or type
                  whatsoever owned by such Credit Party; and

                        (x) to the extent not otherwise included, all Proceeds
                  and products of any and all of the foregoing.


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      Notwithstanding the foregoing provisions of this Section 2, such grant of security interest contained herein shall not extend to, and the Collateral shall not include, any Chattel Paper and General Intangibles which are now or hereafter held by a Credit Party as licensee, lessee or otherwise, to the extent that (a) such Chattel Paper and General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto,
(b) such consent has not been obtained and (c) with respect to any material contract of a Credit Party, a commercially reasonable effort has been made to obtain such consent; PROVIDED, HOWEVER, that the foregoing grant of security interest shall extend to, and the Collateral shall include, (i) any and all proceeds of such Chattel Paper and General Intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (ii) upon any such licensor, lessor or other applicable party's consent with respect to any such otherwise excluded Chattel Paper or General Intangibles being obtained, thereafter such Chattel Paper or General Intangibles as well as any and all proceeds thereof that might theretofore have been excluded from such grant of security interest contained herein and the Collateral.

      The Credit Parties and the Collateral Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any of the Intellectual Property.

      3.    PROVISIONS RELATING TO ACCOUNTS.

            (a) Anything herein to the contrary notwithstanding, each of the Credit Parties shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Collateral Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of a Credit Party under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Credit Parties shall furnish all such assistance and information as the Collateral Agent may require in connection with such test verifications. At any time after the occurrence and during the continuance of an Event of Default, upon the Collateral Agent's request and at the expense of the Credit Parties, the Credit Parties shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. At any time after the occurrence and during the continuance of an Event of Default, the Collateral Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Collateral Agent's satisfaction the existence, amount and terms of any Accounts.


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      4. SECURITY FOR OBLIGATIONS. The security interest created hereby in the
Collateral constitutes continuing collateral security for all of the following, whether now existing or hereafter incurred (the "SECURED OBLIGATIONS"):

            (a) In the case of the Borrower, the prompt performance and observance by the Borrower of all obligations of the Borrower under the Credit Agreement, the Notes, this Security Agreement and the other Credit Documents to which the Borrower is a party;

            (b) Subject to clause (c) of Section 28 hereof, in the case of the Guarantors, the prompt performance and observance by such Guarantor of all obligations of such Guarantor under the Credit Agreement, this Security Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, its guaranty obligations arising under Section 4 of the Credit Agreement; and

            (c) All other indebtedness, liabilities, obligations and expenses of any kind or nature owing from any Credit Party to any Lender, or the Administrative Agent or the Collateral Agent in connection with (i) this Security Agreement or any other Credit Document, whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, together with any and all modifications, extensions, renewals and/or substitutions of any of the foregoing, (ii) collecting and enforcing the Credit Party Obligations and (iii) if and to the extent agreed to by such Credit Party in the documentation evidencing same, all liabilities and obligations owing from such Credit Party to any Lender or any Affiliate of any Lender arising under any Hedging Agreements relating to the Loans.

      5. CREDIT PARTIES REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Credit Party shall remain liable under the contracts and agreements of such Credit Party included in the Collateral to the extent set forth therein and to perform all of the duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release a Credit Party from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any of the Lenders shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent or any of the Lenders be obligated to perform any of the obligations or duties of the Credit Parties thereunder or to take any action to collect or enforce any claim for payment assigned thereunder.

      6. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby represents and warrants to the Collateral Agent, for the benefit of the Lenders, that so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect , and until all of the Commitments shall have been terminated:

            (a) LOCATION OF COLLATERAL. The location of all tangible property included in the Collateral owned by each Credit Party is as shown on
      Schedule 6.27(b) to the Credit Agreement as such Schedule 6.27(b) may be updated from time to time.

            (b) CHIEF EXECUTIVE OFFICE; BOOKS & RECORDS. Each Credit Party's chief executive office and chief place of business is (and for the prior four months have been), located at the locations set forth on Schedule 6.27(c) to the Credit Agreement as such Schedule 6.27(c) may be updated from time to time, and each Credit Party keeps its books and records at such locations.


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      Each Credit Party's state of formation or incorporation is (and for the prior four months has been) the State of Delaware.

            (c) OWNERSHIP. Each Credit Party is the legal and beneficial owner of its Collateral and has a valid right to use, pledge, sell, assign or transfer the same. Each Credit Party's legal name is as shown in this Security Agreement, and no Credit Party has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in SCHEDULE 6(C) attached hereto, which SCHEDULE 6(C) may be updated by written notice from such Credit Party to the Collateral Agent.

            (d) SECURITY INTEREST/PRIORITY. This Security Agreement creates a valid security interest in favor of the Collateral Agent, for the benefit of the Lenders, in the Collateral of each Credit Party and, when properly perfected by filing, registration or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or otherwise under the UCC, federal law or other applicable personal property security legislation, free and clear of all Liens except for Permitted Liens.

            (e) TYPES OF COLLATERAL. Except as disclosed to the Collateral Agent by any Credit Party in writing, none of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes, or (v) Standing Timber.

            (f) CONTRACTS; AGREEMENTS. Except as set forth on SCHEDULE 6(F) attached hereto, the Credit Parties have no material contracts or agreements which are non-assignable by their terms or which prevent the granting of a security interest therein. SCHEDULE 6(F) may be updated from time to time by the Credit Parties by giving written notice thereof to the Collateral Agent. No consent of any other person or entity and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by a Credit Party of the assignment and security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Credit Parties, (ii) for the perfection or maintenance of the assignment and security interest created hereby (including the first priority nature of such assignment and security interest) or (iii) for the exercise by the Collateral Agent of its rights and remedies hereunder.

            (g) ACCOUNTS. (i) Each Account of the Credit Parties and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) no Account of any Credit Party is evidenced by any Instrument or Chattel Paper, unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to the Collateral Agent, or submitted to the control of, the Collateral Agent, (iii) no surety bond was required or given in connection with any Account of a Credit Party or the contracts out of which they arose, (iv) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except for the first priority, perfected security interest granted to the Collateral Agent herein and except for Permitted Liens and (v) the amount of each Account as shown on the applicable Credit Party's books and records, and on all invoices and statements which may be delivered to the Collateral Agent with respect thereto, is due and payable to the applicable Credit Party and is not in any way contingent.

            (h) INVENTORY. No material amount of the Inventory of a Credit Party is held by a Credit Party pursuant to consignment, sale or return, sale on approval or similar arrangement.


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            (i)   COPYRIGHTS, PATENTS AND TRADEMARKS.

                  (i) SCHEDULE 1.1(B) attached hereto includes all Intellectual
            Property owned or used by the Credit Parties. SCHEDULE 1.1(B) may be updated from time to time by the Borrower by giving written notice thereof to the Collateral Agent.

                  (ii) No Credit Party has made any assignment or agreement in conflict with the security interest in the Intellectual Property of each Credit Party hereunder.

                  (iii) Except as set forth in SCHEDULE 1.1(B) of the Credit
            Agreement, none of such Copyrights, Patents and Trademarks is the subject of any licensing or franchise agreement.

                  (iv) All applications pertaining to the Copyrights, Patents and Trademarks of each Credit Party have been duly and properly filed, all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued, and all of such Copyrights, Patents and Trademarks are valid and enforceable, except as could not have or reasonably be expected to have a Material Adverse Effect.

                  (v) No Credit Party has made any assignment or agreement in conflict with the security interest in the Intellectual Property of each Credit Party hereunder.

      7. COVENANTS. Each Credit Party covenants that, so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect or any Loan or Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Credit Party shall:

            (a) OTHER LIENS. Defend the Collateral against the claims and demands of all other parties claiming an interest therein, keep the Collateral free from all Liens, except for Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

            (b) PRESERVATION OF COLLATERAL. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted, and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance.

            (c) INSTRUMENTS/TANGIBLE CHATTEL PAPER/DOCUMENTS. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any Collateral shall be stored or shipped subject to a Document, immediately deliver such Instrument, Tangible Chattel Paper or Document to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Security Agreement.

            (d) CHANGES IN CORPORATE STRUCTURE OR LOCATION. Not, without providing 30 days prior written notice to the Collateral Agent and without filing (or confirming that the Collateral Agent has filed) such amendments to any previously filed financing statements as the Collateral Agent may require, (a) alter its corporate existence, (b) change its state of incorporation or formation, (c) change its name, (d) change the location of its chief executive office and chief place of business (as well as


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      its books and records) from the locations set forth on Schedule 6.27(c) to the Credit Agreement, (e) change the location of its Collateral from the locations set forth for such Credit Party on Schedule 6.27(b) to the Credit Agreement, or (f) be party to a merger, consolidation or other change in structure or use any tradename other than as set forth on
      Schedule 6(c) attached hereto.

            (e) INSPECTION. At all times allow the Collateral Agent or its representatives to visit and inspect the Collateral to the extent set forth in Section 7.10 of the Credit Agreement.

            (f) FILING OF FINANCING STATEMENTS, NOTICES, ETC. Each Credit Party hereby authorizes the Collateral Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC. Each Credit Party shall also execute and deliver to the Collateral Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Collateral Agent may reasonably request and do all such other things as the Collateral Agent may reasonably deem necessary or appropriate (i) to assure to the Collateral Agent the effectiveness and priority of its security interests hereunder, including, but not limited to, (A) such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Collateral Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Investment Property, execute and cause the Securities Intermediary with respect to such Investment Property to execute a securities control agreement in form and substance satisfactory to the Collateral Agent, (C) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office substantially in the form of EXHIBIT 7(F)1 attached hereto, and (D) with regard to Patents and Trademarks, a Notice of Grant of Security Interest in Patents and Trademarks for filing with the United States Patent and Trademark Office substantially in the form of EXHIBIT 7(F)2 attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Collateral Agent of its rights and interests hereunder. To that end, each Credit Party hereby irrevocably makes, constitutes and appoints the Collateral Agent, its nominee or any other Person whom the Collateral Agent may designate, as such Credit Party's attorney-in-fact with full power and for the limited purpose to sign in the name of such Credit Party any such notices or any similar documents which in the Collateral Agent's reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Credit Agreement is in effect or any amounts payable thereunder or under any other Credit Document, any Loan, or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Each Credit Party hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to such Credit Party wherever the Collateral Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Credit Party or any part thereof, or to any of the Secured Obligations, such Credit Party agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent in its sole discretion reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Collateral Agent under the law of such other jurisdiction (and, if a Credit Party shall fail to do so promptly upon the request of the Collateral Agent, then the Collateral Agent may execute any and all such requested documents on behalf of such Credit Party pursuant to the power of attorney granted hereinabove). Each Credit Party agrees to mark its books and records to reflect the security interest of the Collateral Agent in the Collateral.


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            (g) CONTROL. Each Credit Party shall execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Collateral Agent for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of:

                  (i)   Deposit Accounts;

                  (ii)  Investment Property;

                  (iii) Letter-of-Credit Rights; and

                  (iv)  Electronic Chattel Paper.

            (h) COLLATERAL HELD BY WAREHOUSEMAN, BAILEE, ETC. If any Collateral is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Credit Party, (i) notify the Collateral Agent of such possession, (ii) notify such Person of the Collateral Agent's security interest for the benefit of the Lenders in such Collateral, (iii) instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions and (iv) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Collateral Agent.

            (i) TREATMENT OF ACCOUNTS. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than in the prudent conduct of a Credit Party's business, and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.

            (j) COVENANTS RELATING TO COPYRIGHTS. Unless the applicable Credit Party believes it is not necessary in the prudent conduct of its business,

                        (i) Employ the Copyright for each Work with such notice
            of copyright as may be required by law to secure copyright protection.

                        (ii) (A) Not do any act or knowingly omit to do any act
            whereby any Copyright may become invalidated; (B) not do any act, or knowingly omit to do any act, whereby any Copyright may become injected into the public domain; (C) notify the Collateral Agent promptly if it knows, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country), regarding a Credit Party's ownership of any such Copyright or its validity; (D) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to use its best efforts, to obtain the relevant registration) and to maintain each registration of each Copyright owned by a Credit Party including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Collateral Agent of any material infringement of any material Copyright of a Credit Party of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.


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                        (iii) Not make any assignment or agreement in conflict
            with the security interest in the Copyrights of each Credit Party hereunder.

            (k)   COVENANTS RELATING TO PATENTS AND TRADEMARKS.

                        Unless the applicable Credit Party believes it is not necessary in the prudent conduct of its business,

                        (i) (A) Continue to use each Trademark in such a manner
            as to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration or notice of trademark or service mark, as applicable, sufficient to protect such Trademark, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                        (ii) Not do any act, or omit to do any act, whereby any
            Patent may become abandoned or dedicated.

                        (iii) Notify the Collateral Agent promptly if it knows
            that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country), regarding a Credit Party's ownership of any Patent or Trademark or its right to register the same or to keep, maintain and use the same.

                        (iv) Whenever a Credit Party, either by itself or
            through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Credit Party shall immediately report such filing to the Collateral Agent. Upon request of the Collateral Agent, a Credit Party shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and General Intangibles of such Credit Party relating thereto or represented thereby.

                        (v) Take all reasonable and necessary steps, including,
            without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                        (vi) Promptly notify the Collateral Agent after it
            learns that any material Patent or material Trademark is infringed, misappropriated or diluted in any material manner by a third party, and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark, including, where it shall reasonably deem appropriate, the bringing of suit for infringement, misappropriation or dilution, seeking injunctive relief where appropriate and seeking to recover any and all damages for such infringement, misappropriation or dilution.

                        (vii) Not make any assignment or agreement in conflict
            with the security interest in the Patents or Trademarks of each Credit Party hereunder.

            (l) NEW INTELLECTUAL PROPERTY. With respect to any Intellectual Property acquired or created by a Credit Party after the Closing Date, the Credit Parties shall comply with the terms of Section 7.12 of the Credit Agreement.

            (m) OTHER ADDITIONAL COLLATERAL. If, subsequent to the Closing Date, a Credit Party shall acquire any securities, instruments, Chattel Paper or other personal property required to be delivered to the Collateral Agent as Collateral hereunder, the Credit Party shall immediately notify the Collateral Agent of same and take such action (including, but not limited to, the actions set forth in Section 7.12 of the Credit Agreement) as requested by the Collateral Agent and at its own expense, (subject to the limitations set forth in Section 7.12 of the Credit Agreement) to ensure that the Collateral Agent has a first priority perfected Lien in all personal property of the Credit Parties whether now owned or hereafter acquired, subject only to Permitted Liens.

            (n) INSURANCE. Insure, repair and replace the Collateral of such Credit Party as set forth in the Credit Agreement. All insurance proceeds shall be subject to the security interest of the Collateral Agent hereunder.

            (o) COMMERCIAL TORT CLAIMS; NOTICE OF LITIGATION. (i) Promptly forward to the Collateral Agent written notification of any and all Commercial Tort Claims, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Credit Party or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Collateral Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Collateral Agent's security interest in any Commercial Tort Claims.

            (p) At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property.

      8. ADVANCES BY LENDERS. On failure of any Credit Party to perform any of the covenants and agreements contained herein, the Collateral Agent or the Lenders may, at its sole option and in its sole discretion, perform the same (provided that the Collateral Agent shall promptly give the Borrower notice of such performance after the fact) and in so doing may expend such sums as the Collateral Agent or the Lenders may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Collateral Agent or the Lenders may make for the protection of the security interest hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Credit Parties on a joint and several basis (subject to Section 28 hereof) promptly upon notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate provided in Section 3.1(b) of the Credit Agreement for Revolving

Loans that are Base Rate Loans. No such performance of any covenant or agreement by the Collateral Agent or the Lenders on behalf of any Credit Party, and no such advance or expenditure therefor, shall relieve the Credit Parties of any default under the terms of this Security Agreement or the other Credit Documents. The Collateral Agent or the Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent the Collateral Agent or the Lenders are aware that such payment is being contested in good faith by a Credit Party in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

      9.    EVENTS OF DEFAULT.

      The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an Event of Default hereunder (an "EVENT OF DEFAULT").

      10.   REMEDIES.

            (a) GENERAL REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, the Collateral Agent and the Lenders shall have, in addition to the rights and remedies provided herein, in the Credit Documents or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), or by law (including, but not limited to, the rights and remedies set forth in the UCC or equivalent legislation of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC to the extent permitted by law (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Collateral Agent may, with or without judicial process or the aid and assistance of others to the extent permitted by applicable law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Credit Parties, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Credit Parties to assemble and make available to the Collateral Agent at the expense of the Credit Parties any Collateral at any place and time designated by the Collateral Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Credit Parties hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Collateral Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Credit Parties acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. In addition to all other sums due the Collateral Agent and the Lenders with respect to the Secured Obligations, the Credit Parties shall pay the Collateral Agent and each of the Lenders all reasonable costs and expenses incurred by the Collateral Agent or any such Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Collateral Agent or the Lenders or the Credit Parties concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, under or related to a case concerning a Credit Party under the Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, each Credit Party agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed postage prepaid to the Borrower in accordance with the notice provisions of Section 11.1 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Credit Parties hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Collateral Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Collateral Agent and the Lenders may further postpone such sale by announcement made at such time and place.

            (b) REMEDIES RELATING TO ACCOUNTS. Upon the occurrence of an Event of Default and during the continuance thereof, whether or not the Collateral Agent has exercised any or all of its rights and remedies hereunder, each Credit Party will promptly upon request of the Collateral Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Collateral Agent. In addition, the Collateral Agent or its designee may notify any Credit Party's customers and account debtors that the Accounts of such Credit Party have been assigned to the Collateral Agent or of the Collateral Agent's security interest therein, and may (either in its own name or in the name of a Credit Party or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Collateral Agent's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lenders in the Accounts. Each Credit Party acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Collateral Agent in accordance with the provisions hereof shall be solely for the Collateral Agent's own convenience and that such Credit Party shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Collateral Agent and the Lenders shall have no liability or responsibility to any Credit Party for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Credit Party hereby agrees to indemnify the Collateral Agent and the Lenders from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Collateral Agent or the Lenders (each, an "INDEMNIFIED PARTY") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, directors, employees, counsel or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Credit Party, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

            (c) ACCESS. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to enter and remain upon the various premises of the Credit Parties without cost or charge to the Collateral Agent, and use the same, together with materials, supplies, books and records of the Credit Parties, for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Collateral Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto in order to effectively collect or liquidate such Collateral.

            (d) NONEXCLUSIVE NATURE OF REMEDIES. Failure by the Collateral Agent or the Lenders to exercise any right, remedy or option under this Security Agreement or, any other Credit Document, or as provided by law, or any delay by the Collateral Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated therein, which in the case of the Collateral Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Collateral Agent, the Lenders, nor any party acting as attorney for the Collateral Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Collateral Agent and the Lenders under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Lenders may have.

            (e) RETENTION OF COLLATERAL. The Collateral Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law (including the failure to receive written objection from any person to whom the Collateral Agent is required to send such notice) of the relevant jurisdiction, to the extent the Collateral Agent is in possession of any of the Collateral retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Collateral Agent or the Lenders shall have provided such notices, however, the Collateral Agent or the Lenders shall not, except as otherwise provided under law, be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

            (f) DEFICIENCY. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent or the Lenders are legally entitled, (subject to Section 28 hereof) the Credit Parties shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.1(b) of the Credit Agreement for Revolving Loans that are Base Rate Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Credit Parties or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

      11.   RIGHTS OF THE COLLATERAL AGENT.

            (a) POWER OF ATTORNEY. In addition to other powers of attorney contained herein, each Credit Party hereby designates and appoints the Collateral Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Credit Party, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of
      Default:

                  (i) to demand, collect, settle, compromise, adjust, and give discharges and releases concerning the Collateral of such Credit Party, all as the Collateral Agent may reasonably determine;

                  (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral of such Credit Party and enforcing any other right in respect thereof;

                  (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Collateral Agent may deem reasonably appropriate;

                  (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral of such Credit Party;

                  (v) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;

                  (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral of such Credit Party;

                  (vii) to sign and endorse any drafts, assignments,
            verifications, notices and other documents relating to the Collateral of such Credit Party;

                  (viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;

                  (ix) receive, open and dispose of mail addressed to a Credit
            Party and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Credit Party, on behalf of and in the name of such Credit Party; or securing, or relating to such Collateral;

                  (x) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes;

                  (xi) adjust and settle claims under any insurance policy
            relating thereto;

                  (xii) execute and deliver all assignments, conveyances,
            statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Collateral Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

                  (xiii) institute any foreclosure proceedings that the
            Collateral Agent may deem appropriate; and

                  (xiv) do and perform all such other acts and things as the
            Collateral Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

      This power of attorney is a power coupled with an interest and shall be irrevocable (A) for so long as any of the Secured Obligations remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents) or any Credit Document or any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect or any Loan shall remain outstanding and (B) until all of the Commitments shall have been terminated. The Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Collateral Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Collateral Agent solely to protect, preserve and realize upon its security interest in the Collateral.

            (b) PERFORMANCE BY THE COLLATERAL AGENT OF OBLIGATIONS. If any Credit Party fails to perform any agreement or obligation contained herein, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Credit Parties on a joint and several basis pursuant to Section 14 hereof.

            (c) ASSIGNMENT BY THE COLLATERAL AGENT. The Collateral Agent may from time to time assign the Collateral and any portion thereof to a successor Collateral Agent, and the assignee shall be entitled to all of the rights and remedies of the Collateral Agent under this Security Agreement in relation thereto.

            (d) THE COLLATERAL AGENT'S DUTY OF CARE. Other than the exercise of reasonable care to ensure the safe custody of the Collateral while being held by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Credit Parties shall be responsible for preservation of all rights in the Collateral, and the Collateral Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Credit Parties. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Collateral Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

      12. RIGHTS OF REQUIRED LENDERS. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

      13. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Collateral Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.3 of the Credit Agreement, and each Credit Party irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Collateral Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Collateral Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

      14. COSTS OF COUNSEL. At all times hereafter, the Credit Parties agree to promptly pay upon demand any and all reasonable costs and expenses of (a) the Collateral Agent or the Lenders, as required under Section 11.5 of the Credit Agreement and (b) of the Collateral Agent as necessary to protect the Collateral or to exercise any rights or remedies under this Security Agreement or with respect to any Collateral. All of the foregoing costs and expenses shall constitute Secured Obligations hereunder.

      15.   CONTINUING AGREEMENT.

            (a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as the Credit Agreement or Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations) is in effect or any amounts payable thereunder or under any other Credit Document, Loan or Letter of Credit shall remain outstanding (other than any such obligations which by the terms thereof are stated to survive termination of the Credit Documents), and until all of the Commitments thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Security Agreement shall be automatically terminated and the Collateral Agent for the benefit of the Lenders shall, upon the request and at the expense of the Credit Parties, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Credit Parties evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

            (b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; PROVIDED that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Collateral Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

      16. AMENDMENTS; WAIVERS; MODIFICATIONS. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.6 of the Credit Agreement.

      17. SUCCESSORS IN INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Credit Party, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent and the Lenders hereunder, to the benefit of the Collateral Agent and the Lenders and their successors and assigns; PROVIDED, HOWEVER, that none of the Credit Parties may assign its rights or delegate its duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by the Credit Agreement.

      18. NO LIABILITY TO THE COLLATERAL AGENT OR LENDERS. To the fullest extent permitted by law, each Credit Party hereby releases the Collateral Agent, in its individual capacity or its capacity as attorney-in-fact, each Lender in its individual capacity or its capacity as attorney in fact, their respective successors and assigns and party acting as attorney for the Collateral Agent or the Lenders, from any liability for any act or omission or for any error of judgment or mistake of fact or law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Collateral Agent, or such Lender, or its officers, employees or agents.

      19. NOTICES. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

      20. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

      21. HEADINGS. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

      22. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

            (a) THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Security Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Credit Party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 11.1 of the Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

            (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Security Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

      23. WAIVER OF JURY TRIAL; WAIVER OF CONSEQUENTIAL DAMAGES. EACH OF THE PARTIES TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH CREDIT PARTY AGREES NOT TO ASSERT ANY CLAIM AGAINST THE COLLATERAL AGENT, ANY LENDER, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

      24. SEVERABILITY. If any provision of any of the Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

      25. ENTIRETY. This Security Agreement and, the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

      26. SURVIVAL. All representations and warranties of the Credit Parties hereunder shall survive the execution and delivery of this Security Agreement, other Credit Documents, the delivery of the Notes, the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

      27. OTHER SECURITY. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Credit Party), or by a guarantee, endorsement or property of any other Person, then the Collateral Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Collateral Agent and the Lenders shall have the right, in their sole discretion, to determine which rights, security, Liens, security interests or remedies the Collateral Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Collateral Agent's and the Lenders' rights or the Secured Obligations under this Security Agreement or under any other of the Credit Documents.

      28.   JOINT AND SEVERAL OBLIGATIONS OF CREDIT PARTIES.

            (a) Subject to clause (c) of this Section 28, each of the Credit Parties is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Credit Parties and in consideration of the undertakings of each of the Credit Parties to accept joint and several liability for the obligations of each of them.

            (b) Subject to clause (c) of this Section 28, each of the Credit Parties jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Credit Parties with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement and the other Credit Documents, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Credit Parties without preferences or distinction among them.

            (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, or in any Hedging Agreement between any Credit Party and any Lender (to the extent the obligations of such Credit Party thereunder constitute Credit Party Obligations), the obligations of each Borrower hereunder shall be limited to an aggregate amount equal to the largest amount that would render such obligations subject to avoidance under SECTION 548 of the Bankruptcy Code or any comparable provision of any applicable state law.

      29. RIGHTS OF REQUIRED LENDERS. All rights of the Collateral Agent hereunder, if not exercised by the Collateral Agent, may be exercised by the Required Lenders.

                  [remainder of page intentionally left blank]

      Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           MEDICAL STAFFING NETWORK, INC.,
                                    a Delaware corporation

                                    By:    /s/ Scott Hilinski
                                       ---------------------------------------
                                    Name:  Scott Hilinski
                                         -------------------------------------
                                    Title: Director
                                          ------------------------------------

GUARANTORS:

                                    MEDICAL STAFFING HOLDINGS, LLC,
                                    a Delaware  limited liability company

                                    By:    /s/ Scott Hilinski
                                       ---------------------------------------
                                    Name:  Scott Hilinski
                                         -------------------------------------
                                    Title: Director
                                          ------------------------------------

      Accepted and agreed to as of the date first above written.

                                    BANK OF AMERICA, N.A.,
                                    as Collateral Agent

                                    By:    /s/ James W. Ford
                                       ---------------------------------
                                    Name:  James W. Ford
                                         -------------------------------
                                    Title: Managing Director
                                          ------------------------------